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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2004

CHARLES RIVER ASSOCIATES INCORPORATED
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	000-24049 (Commission file number)	04-2372210 (IRS employer identification no.)
200 Clarendon Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (617) 425-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

        On June 10, 2004, we issued a press release reporting our financial results for our fiscal quarter ended May 14, 2004. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER ASSOCIATES INCORPORATED
Dated: June 10, 2004	By:	/s/ JAMES C. BURROWS James C. Burrows President and Chief Executive Officer

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EXHIBIT INDEX

Number	Description
99.1	Press release dated June 10, 2004.

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  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX